
Indiana Energy, Inc. and Subsidiary Companies

              Highlights                                       September 30,         September 30,
              (Unaudited)                                          1999                   1998
Basic and Diluted Earnings Per Average Share:

     Three Months Ended -
         Indiana Gas                                               $(0.19)              $(0.18)
         IEI Investments                                             0.03                 0.01
         IEI Services / Other                                        0.03                 0.03
            Total                                                  $(0.13)              $(0.14)

     Twelve Months Ended -
         Indiana Gas                                               $ 1.05               $ 1.03
         IEI Investments                                             0.22                 0.21
         IEI Services / Other                                        0.13                 0.09
            Total                                                  $ 1.40               $ 1.33

Dividends Paid (per common share, 12 months)                       $ 0.94               $ 0.90

Annualized Dividend                                                $ 0.97               $ 0.93

Dividend Yield (at close)                                            4.8%                 4.0%

Dividend Payout Ratio                                               67.1%                67.7%

Dividend to Book Value                                               9.3%                 9.2%


Return on Average Shareholder Equity                                13.6%                13.4%


Book Value Per Share                                               $10.46               $10.16

Market to Book Value                                                 192%                 232%

Common Stock Prices (IEI - NYSE)

     High (12 Month)                                               $26.38               $25.69

     Low (12 Month)                                                $18.06               $20.34

     Close                                                         $20.06               $23.53

Price/Earnings Ratio                                                14.3                 17.7


Ratio of Earnings to Fixed Charges - SEC Method

     Consolidated                                                    4.6                  4.6
     Utility                                                         4.0                  3.9

Percent Internally Generated Funds - Utility                         59%                  64%


Credit Ratings:

    Indiana Gas                                                   AA- / Aa2             AA- / Aa2

    Indiana Energy                                                 A+ / Aa3              A+ / Aa3





                                                          For 12 Months
          SELECTED UTILITY                              Ended September 30
        OPERATING STATISTICS
            (Unaudited)                               1999             1998
WEATHER AS A PERCENT OF NORMAL:                        87%              86%



MARGIN  (Thousands):

     Operating Revenues                             $419,061         $465,644

     Cost of Gas                                     215,691          269,487

     Margin                                         $203,370         $196,157



GAS SOLD & TRANSPORTED (MDth):

     Residential                                      42,915           41,628

     Commercial                                       17,150           17,099

     Contract                                         58,000           56,068

                                                     118,065          114,795



OPERATING REVENUES (Thousands):

     Residential                                    $275,576         $300,065

     Commercial                                       95,483          107,746

     Contract                                         42,957           51,991

     Miscellaneous Revenue                             5,045            5,842

                                                    $419,061         $465,644



AVERAGE CUSTOMERS:

     Residential                                     452,814          442,131

     Commercial                                       46,358           45,580

     Contract                                          1,031            1,060

                                                     500,203          488,771



                                      INDIANA ENERGY, INC.
                                    AND SUBSIDIARY COMPANIES

                                  CONSOLIDATED BALANCE SHEETS

                                            ASSETS
                                          (Thousands)


                                                                               September 30
                                                                            1999         1998

CURRENT ASSETS:
    Cash and cash equivalents                                          $        20   $     9,325
    Accounts receivable, less reserves of
        $733 and $900, respectively                                         16,895        10,939
    Note receivable                                                            300             -
    Accrued unbilled revenues                                                8,136         6,453
    Liquefied petroleum gas - at average cost                                  810           883
    Gas in underground storage - at last-in,
        first-out cost                                                       9,501        19,373
    Prepaid gas delivery service                                            25,810             -
    Prepayments and other                                                   13,179         9,056
                                                                            74,651        56,029

INVESTMENTS IN UNCONSOLIDATED AFFILIATES                                    44,315        32,186

UTILITY PLANT:
    Original cost                                                          990,780       937,977
    Less - accumulated depreciation and amortization                       398,912       370,872
                                                                           591,868       567,105

NONUTILITY PLANT:
    Original cost                                                           63,626        55,225
    Less - accumulated depreciation and amortization                        18,815        12,613
                                                                            44,811        42,612

DEFERRED CHARGES:
    Unamortized debt discount and expense                                   11,954        12,954
    Regulatory income tax asset                                              2,741         1,778
    Other                                                                    7,038         4,466
                                                                            21,733        19,198

                                                                       $   777,378   $   717,130



                                               INDIANA ENERGY, INC.
                                             AND SUBSIDIARY COMPANIES

                                            CONSOLIDATED BALANCE SHEETS

                                        LIABILITIES AND SHAREHOLDERS' EQUITY
                                                     (Thousands)


                                                                                       September 30
                                                                                   1999            1998
CURRENT LIABILITIES:
    Maturities and sinking fund requirements of long-term debt                 $      180      $   10,119
    Notes payable                                                                  86,521          33,705
    Accounts payable                                                               26,311          19,416
    Refundable gas costs                                                           11,192          10,730
    Customer deposits and advance payments                                         14,713          19,229
    Accrued taxes                                                                  12,860           4,728
    Accrued interest                                                                1,182           1,974
    Other current liabilities                                                      26,386          29,892
                                                                                  179,345         129,793

DEFERRED CREDITS AND OTHER LIABILITIES:
    Deferred income taxes                                                          60,931          60,448
    Accrued postretirement benefits other than pensions                            28,286          25,388
    Unamortized investment tax credit                                               8,383           9,313
    Other                                                                           5,625           4,994
                                                                                  103,225         100,143

COMMITMENTS AND CONTINGENCIES                                                           -               -

CAPITALIZATION:
    Long-term debt (see schedule)                                                 183,183         183,489
    Common stock (no par value) - authorized 200,000
      shares - issued and outstanding 29,787 and 30,064 shares,
      respectively                                                                136,760         142,653
    Retained earnings                                                             174,865         161,052
        Total common shareholders' equity                                         311,625         303,705
                                                                                  494,808         487,194


                                                                               $  777,378      $  717,130



                                  INDIANA ENERGY, INC.
                                AND SUBSIDIARY COMPANIES

                            CONSOLIDATED STATEMENTS OF INCOME
                                       (Thousands)



                                                  Year Ended September 30
                                           1999            1998           1997
OPERATING REVENUES
    Utility                            $  419,061      $  465,644      $  530,407
    Other                                   1,402             790             152
                                          420,463         466,434         530,559
OPERATING EXPENSES
    Cost of gas                           215,691         269,487         322,141
    Other operating                        78,809          75,589          80,012
    Restructuring costs                         -               -          39,531
    Depreciation and amortization          40,612          37,655          35,162
    Taxes other than income taxes          15,885          14,735          16,962
                                          350,997         397,466         493,808

OPERATING INCOME                           69,466          68,968          36,751

OTHER INCOME
    Equity in earnings of
        unconsolidated affiliates           9,164           7,226           8,712
    Other - net                               533           2,499           3,120
                                            9,697           9,725          11,832

INCOME BEFORE INTEREST AND
    INCOME TAXES                           79,163          78,693          48,583

INTEREST EXPENSE                           16,657          16,640          17,131

INCOME BEFORE INCOME TAXES                 62,506          62,053          31,452

INCOME TAXES                               20,755          21,849          10,949

NET INCOME                             $   41,751      $   40,204      $   20,503

AVERAGE COMMON SHARES
    OUTSTANDING                            29,848          30,116          30,107

BASIC AND DILUTED EARNINGS PER
    AVERAGE SHARE OF COMMON STOCK      $     1.40      $     1.33      $     0.68




                                    INDIANA ENERGY, INC.
                                  AND SUBSIDIARY COMPANIES

                           CONSOLIDATED STATEMENTS OF CASH FLOWS
                                       (Thousands)


                                                                       Year Ended September 30
                                                                1999              1998              1997
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                              $     41,751      $     40,204      $     20,503
   Adjustments to reconcile net income to cash
     provided from operating activities -
       Noncash restructuring costs                                    -                 -            32,838
       Depreciation and amortization                             40,700            37,842            35,241
       Deferred income taxes                                       (480)            1,591           (12,618)
       Investment tax credit                                       (930)             (930)             (930)
       Loss (gain) on sale of assets                                730            (2,102)           (2,923)
       Undistributed earnings of unconsolidated
          affiliates                                             (9,164)           (7,226)           (8,712)
                                                                 30,856            29,175            42,896
       Changes in assets and liabilities -
         Receivables - net                                       (7,639)           13,890            (8,526)
         Inventories                                              9,899              (272)           24,026
         Accounts payable, customer deposits, advance
            payments and other current liabilities               (1,427)          (12,568)            1,941
         Accrued taxes and interest                               7,340            (4,586)            4,530
         Recoverable/refundable gas costs                           462            16,573            (3,133)
         Prepaid gas delivery service                           (25,810)                -                 -
         Accrued postretirement benefits other
            than pensions                                         2,898             2,350             8,134
         Other - net                                             (3,230)           (5,765)           (4,491)
           Total adjustments                                     13,349            38,797            65,377
             Net cash flows from operations                      55,100            79,001            85,880

CASH FLOWS REQUIRED FOR FINANCING ACTIVITIES:
    Repurchase of common stock                                   (5,975)           (1,189)                -
    Sale of long-term debt                                            -            95,053            15,064
    Reduction in long-term debt                                 (10,245)          (94,508)             (336)
    Net change in short-term borrowings                          52,816             9,905            (4,236)
    Dividends on common stock                                   (27,905)          (26,840)          (25,787)
        Net cash flows required for financing
            activities                                            8,691           (17,579)          (15,295)

CASH FLOWS REQUIRED FOR INVESTING ACTIVITIES:
    Capital expenditures                                        (70,745)          (66,030)          (71,907)
    Non- regulated investments in unconsolidated
        affiliates                                               (7,272)           (6,462)           (1,650)
    Cash distribution from unconsolidated affiliate               4,921             7,030                 -
    Proceeds from sale of assets                                      -            13,317             3,000
        Net cash flows required for investing
           activities                                           (73,096)          (52,145)          (70,557)

NET INCREASE (DECREASE) IN CASH                                  (9,305)            9,277                28

CASH AND CASH EQUIVALENTS AT BEGINNING OF
    PERIOD                                                        9,325                48                20

CASH AND CASH EQUIVALENTS AT END OF PERIOD                 $         20      $      9,325      $         48




October 29, 1999
For Immediate Release


                             INDIANA ENERGY, INC.
                        REPORTS CONSOLIDATED EARNINGS;
                              DIVIDEND UNCHANGED


    INDIANAPOLIS--Indiana Energy, Inc., the parent company of Indiana

Gas Company, Inc. and other subsidiaries, reported consolidated net income of $41.8 million for the fiscal year ended September 30, 1999,

as compared to net income of $40.2 million for fiscal 1998. Earnings per average common share were $1.40 for fiscal 1999, compared to

$1.33 per share for 1998.



    The increase in earnings per share is due in part to higher utility margin resulting from the addition of new residential and commercial customers and the lower cost of unaccounted for gas.

However, the results for the year were still significantly impacted by weather that was 13 percent warmer than normal but approximately the same as last year.  Also contributing was an increase in earnings from the ongoing operations of the company's non-regulated

investments. The transition to new processes, primarily associated with the implementation of a new customer and work management information system, contributed to increased operating expenses this year, but are expected to create cost savings in future periods.

Depreciation expense increased due to system enhancements and additions to plant to serve new customers.



    "We are very pleased with the relatively strong financial results produced during a second consecutive year of significantly warmer than normal weather," said President and Chief Executive Officer,

Niel C. Ellerbrook.



    The board of directors of Indiana Energy today also declared a cash dividend of 24 1/4 cents per share of common stock. This is unchanged from the previous quarter. The dividend is payable December

1, 1999, to shareholders of record November 12, 1999.


SUMMARY OF CONSOLIDATED EARNINGS DATA:


                                          Three Months Ended
                                             September 30
(In Thousands Except Per Share            1999         1998
Data)

Operating Revenues                      $59,511     $62,043


Net Income (Loss)                       $(4,011)    $(4,005)

Basic and Diluted Earnings
(Loss) Per Average Common Share         $  (.13)    $  (.14)

Average Common Shares
 Outstanding                             29,788      30,094



                                          Twelve Months Ended
                                             September 30

(In Thousands Except Per Share            1999         1998
Data)

Operating Revenues                     $420,463    $466,434

Net Income                             $ 41,751    $ 40,204

Basic and Diluted Earnings Per
 Average Common Share                  $   1.40    $   1.33

Average Common Shares
 Outstanding                             29,848      30,116


NOTE: Net income (loss) for the three-month period ended September 30 is not indicative of net income (loss) for an annual period due to the seasonal sales of gas for space heating purposes.
